 Exhibit (a)(1)(ii)
The Instructions accompanying the Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Please contact the Depositary, the Information Agent, the Dealer Manager (or for shareholders in Canada, the Dealer Manager’s Canadian affiliate J.P. Morgan Securities Canada Inc.) or your investment dealer, stock broker, bank, trust company or other financial advisor if you have any questions or require assistance in completing this Letter of Transmittal.
OFFER TO PURCHASE FOR CASH
UP TO US$230 MILLION IN VALUE OF ITS COMMON SHARES AT A PURCHASE PRICE OF NOT LESS THAN US$5.00 AND NOT MORE THAN US$5.75 PER COMMON SHARE
LETTER OF TRANSMITTAL
To be used to Deposit
Common Shares
of
Arbutus Biopharma Corporation
Pursuant to the Offer (as defined herein)
Dated August 24, 2026
THE OFFER WILL EXPIRE AT 5:00 PM (NEW YORK CITY TIME) ON SEPTEMBER 29, 2026, OR AT SUCH LATER TIME AND DATE TO WHICH THE OFFER MAY BE EXTENDED BY THE COMPANY, UNLESS WITHDRAWN (THE “EXPIRATION DATE”)
The Depositary is:
TSX TRUST COMPANY
100 Adelaide Street West, Suite 301
Toronto, Ontario, M5H 4H1
Telephone: (416) 682-3860
Toll Free: 1-800-387-0825
Email: tsxt-corpact@tmx.com

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it or if the Shares are held through the Direct Registration System (DRS), pursuant to Section 5 of the Offer, “Procedure for Depositing Shares.”

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates, if any, for the common shares (the “Shares”) of Arbutus Biopharma Corporation (“Arbutus” or the “Company”) deposited pursuant to the offer to purchase dated August 24, 2026 and the accompanying issuer bid circular (together with any amendments, supplements or variations thereto, the “Offer”) and must be delivered or sent to and received by TSX Trust Company (the “Depositary”) at the address or email as set forth on the back page, on or prior to the Expiration Date.
The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer that accompanies this Letter of Transmittal and the accompanying issuer bid circular dated August 24, 2026 (the “Circular”). In the case of any inconsistency between the terms of this Letter of Transmittal and the

Offer, the terms of the Offer shall prevail. Shareholders should carefully consider the income tax consequences of having Shares being purchased under the Offer. See Section 14 of the Circular, “Income Tax Considerations”. Please also read carefully the instructions set forth below before completing this Letter of Transmittal.
All references to “$” and “dollars” in this Letter of Transmittal mean U.S. dollars, unless otherwise indicated.
Shareholders who hold physical certificates for their Shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents with this Letter of Transmittal to the Depositary by the Expiration Date must deposit their Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer, “Procedure for Depositing Shares”. See Instruction 2 in this Letter of Transmittal.
A Shareholder who wishes to deposit Shares under the Offer and who holds such shares through an investment dealer, stock broker, bank, trust company or other financial advisor should immediately contact such nominee in order to take the necessary steps to be able to deposit such shares under the Offer. See Section 5 of the Offer, “Procedure for Depositing Shares”.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR EMAIL ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW.
PLEASE NOTE THAT IF YOU HOLD YOUR SHARES (UNCERTIFICATED) THROUGH THE DIRECT REGISTRATION SYSTEM (“DRS”), YOU ARE ONLY REQUIRED TO COMPLETE THIS LETTER OF TRANSMITTAL AND E-MAIL IT BACK TO THE DEPOSITARY. YOU ARE NOT REQUIRED TO RETURN A COPY OF YOUR DRS ACCOUNT STATEMENT OR ANY OTHER DOCUMENT EVIDENCING OWNERSHIP OF YOUR SHARES. ONCE YOU HAVE FILLED OUT THIS LETTER OF TRANSMITTAL, YOU CAN SEND THE COMPLETED LETTER OF TRANSMITTAL TO: TSXT-CORPACT@TMX.COM. REGISTERED SHAREHOLDERS WHO HOLD PHYSICAL CERTIFICATES FOR THEIR SHARES RATHER THAN HOLDING THEM THROUGH A DIRECT REGISTRATION SYSTEM (DRS) ACCOUNT MUST MAIL IN A PHYSICAL COPY OF A COMPLETED AND SIGNED LETTER OF TRANSMITTAL ALONGSIDE THEIR STOCK CERTIFICATE.

TO: ARBUTUS BIOPHARMA CORPORATION (“ARBUTUS” or the “Company”)
AND TO: TSX TRUST COMPANY (the “Depositary”)
The undersigned deposits the common shares referred to below (the “Shares”) and, in the case of Shares evidenced by one or more physical share certificates, encloses the certificates(s) for such Shares, subject to the conditions of the Offer regarding withdrawal, irrevocably accepts the Offer for such shares upon the terms and subject to the conditions contained in the Offer and the Circular and pursuant to this Letter of Transmittal and the instructions contained herein. The following are the details of the Shares to be deposited:
NAME(S) OF REGISTERED OWNER(S) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s) OR DRS Account Statement)

DESCRIPTION OF SHARES DEPOSITED (Attach signed list if necessary)
Share Certificate Number(s) or DRS Account Number(s)	Number of shares Represented by Certificate(s) or held through DRS	Number of shares Deposited*

TOTAL:
☐ Some or all of my Share certificates evidencing common shares for which physical share certificates have been issued have been lost, stolen or destroyed. Please review Instruction #9 for the procedure to replace lost or destroyed certificates. (Check box if applicable.)

*
If you wish to deposit fewer than all Shares evidenced by any certificates listed above referring to Shares evidenced by one or more physical certificates, indicate in the third column the number of Shares you wish to deposit. Otherwise, the number of Shares referenced above will be deemed to have been deposited. See Instruction 5 of this Letter of Transmittal. All Shareholders who make a Proportionate Tender must indicate the total number of Shares they own in Box B “Proportionate Tender” below. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.2322 (rounded down to the nearest whole number of Shares). A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares to satisfy the Proportionate Tender, will be deemed to have made a Purchase Price Tender with respect to all such Shares.

SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE INCOME TAX CONSEQUENCES OF DEPOSITING SHARES PURSUANT TO THE OFFER. SEE SECTION 14 OF THE CIRCULAR, “INCOME TAX CONSIDERATIONS”.
This Letter of Transmittal, properly completed and duly executed, must be submitted together with all other required documents, including the certificates for any Shares evidenced by physical share certificates which are tendered pursuant to the Offer. Any financial institution that is a participant in CDS or DTC may make book-entry delivery of the Shares through the on-line tendering systems of such clearing systems pursuant to which book-entry transfers may be effected by causing the applicable clearing systems to transfer such shares into the Depositary’s account in accordance with such clearing system’s procedures for such transfer.

Subject to and effective upon acceptance for purchase of the Shares deposited hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of Arbutus, all rights, title and interest in and to all Shares deposited hereby pursuant to an Auction Tender or a Purchase Price Tender, or the portion of such Shares subject to purchase pursuant to a Proportionate Tender, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder of Arbutus and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such shares or any of them on or after the date upon which the Shares are taken up and paid for pursuant to the Offer (the “Effective Time”), other than any dividends declared with a record date prior to the Effective Time and paid after the Effective Time, and hereby irrevocably constitutes and appoints the Depositary and any officer of Arbutus as attorney-in-fact of the undersigned with respect to such Shares effective from the Effective Time, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:
(a)
deliver certificates for any Shares evidenced by physical share certificates, together with all accompanying evidences of transfer and authenticity, or other evidences of transfer for Shares not evidenced by physical certificates to or upon the order, of Arbutus upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as defined below);

(b)
present any certificates for any Shares evidenced by physical certificates for cancellation and transfer on the applicable securities register(s) of Arbutus for such securities; and

(c)
receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents, warrants and covenants that:
(a)
the undersigned understands that depositing Shares under any one of the procedures described in the Offer and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in shares being tendered or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b)
the undersigned has full power and authority to deposit, sell, assign and transfer the Shares;

(c)
when and to the extent Arbutus accepts the Shares for payment, Arbutus will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, and the same will not be subject to any adverse claim, provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such Shares to Shareholders of record on or prior to the Effective Time shall be for the account of the undersigned;

(d)
on request, the undersigned will execute and deliver any additional documents that the Depositary or Arbutus deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

(e)
the undersigned has received and agrees to all of the terms of this Offer.

The names and addresses of the registered owners should be printed as they appear on the certificates representing Shares deposited hereby, in the case of Shares represented by physical certificates, and as they appear on the account statement for any Shares held through the Direct Registration System (DRS). The certificates (if applicable), the number of Shares that the undersigned wishes to tender, whether the tender is being made as an Auction Tender, a Purchase Price Tender or a Proportionate Tender, and, if the tender is made as an Auction Tender, the Purchase Price at which such shares are being tendered, should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the Purchase

Price at which such shares are being tendered should be indicated in Box G “Auction Tenders” below. If the tender is being made pursuant to a Proportionate Tender, the total number of Shares owned by the Shareholder MUST be indicated in Box B “Proportionate Tender” below.
The undersigned understands that he or she must indicate whether he or she tenders Shares pursuant to an Auction Tender, a Purchase Price Tender or a Proportionate Tender by completing the Box A “Type of Tender” below. All Shares tendered by a Shareholder who fails to specify any Auction Tender price for its Shares, or fails to indicate that he or she has tendered its Shares pursuant to a Purchase Price Tender or a Proportionate Tender, will be considered to have been tendered pursuant to a Purchase Price Tender. A shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares to satisfy the Proportionate Tender, will be deemed to have made a Purchase Price Tender with respect to all such Shares.
The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will determine the purchase price (the “Purchase Price”), representing a single price per Share (which will not be less than $5.00 and not more than $5.75 per Share and in increments of $0.05 per Share) that it will pay for Shares validly deposited pursuant to the Offer and not validly withdrawn. The Purchase Price will be the lowest price that enables the Company to purchase that number of Shares pursuant to valid Auction Tenders and Purchase Price Tenders and not validly withdrawn having an aggregate purchase price not exceeding the Auction Tender Limit Amount, being an amount equal to (i) $230 million less (ii) the product of (A) $230 million and (B) a fraction, the numerator of which is the aggregate number of Shares owned by Shareholders making valid Proportionate Tenders, and the denominator of which is the aggregate number of Shares outstanding at the time of the Expiration Date. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Price Tender will be considered to have been tendered at a price of $5.00 per Share (which is the minimum price per Share under the Offer). If the Purchase Price is determined to be $5.00 (which is the minimum price per Share under the Offer), the maximum number of Shares that may be purchased by the Company is 46,000,000 Shares. If the Purchase Price is determined to be $5.75 (which is the maximum price per Share under the Offer), the maximum number of Shares that may be purchased by the Company is 40,000,000 Shares. Shares tendered pursuant to a Proportionate Tender will be considered to have been tendered at a price per share equal to the Purchase Price. Shares validly deposited pursuant to an Auction Tender will only be taken up if the price specified in the Auction Tender by the depositing shareholder is equal to or less than the Purchase Price. If no Auction Tenders or Purchase Price Tenders are made pursuant to the Offer, no Shares will be purchased by the Company.
The undersigned understands that if less than all of the Shares deposited are taken up by the Company (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn before the Expiration Date, any certificate(s) representing its Shares that were represented by physical certificates will be returned (in the case of certificates representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates representing Shares of which less than all are purchased), promptly after the Expiration Date or the date of withdrawal, without expense to the Shareholder.
The undersigned understands that a Shareholder who desires to tender different Shares at more than one price under an Auction Tender must complete a separate Letter of Transmittal for each price at which Shares are tendered. A Shareholder may not deposit the same Shares pursuant to more than one method of tender or pursuant to an Auction Tender at more than one price. Shareholders may deposit different Shares pursuant to Auction Tenders and Purchase Price Tenders but cannot make an Auction Tender or Purchase Price Tender as well as a Proportionate Tender. Odd Lot Holders making an Auction Tender or a Purchase Price Tender will be required to tender all Shares owned by the Shareholder. Proportionate Tenders or partial tenders will not be accepted from Odd Lot Holders.
The undersigned understands that if the aggregate purchase price for the Shares tendered pursuant to Auction Tenders (at prices at or below the Purchase Price) and Purchase Price Tenders exceeds the Auction Tender Limit Amount, then the Company shall purchase a portion of the Shares so tendered pursuant to Auction Tenders (at or below the Purchase Price) and Purchase Price Tenders, as follows: (i) first, the Company will purchase all Shares tendered at or below the Purchase Price by Odd Lot Holders who have tendered all of their Shares at or below the Purchase Price; and (ii) second, the Company will purchase at the Purchase Price on a pro rata basis that portion of the Shares tendered pursuant to Auction Tenders at or below the Purchase Price and Purchase Price Tenders having an aggregate purchase price, based on the Purchase Price, equal to (A) the Auction Tender Limit Amount, less (B) the aggregate amount paid by the Company for shares tendered by Odd Lot Holders. See Section 3 of the Offer, “Number of Shares, Proration and Proportionate Tenders.” The Company’s determination as to pro-ration shall be final and binding on all parties.
The undersigned recognizes that under certain circumstances set forth in the Offer and the Circular, Arbutus may withdraw, extend or vary the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable proration provisions relating to Shares deposited or the terms and conditions relating to the Offer, fewer than all of the Shares tendered hereby. The undersigned understands that any Shares not deposited or not purchased will be recredited or returned to the undersigned at the address indicated above.
The undersigned understands that acceptance of Shares by Arbutus for payment will constitute a binding agreement between the undersigned and Arbutus, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer.
The undersigned understands that payment for Shares taken up by the Company pursuant to the Offer will be made by depositing the aggregate Purchase Price for such Shares with the Depositary, which will act as agent for Shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purpose of receiving payment from Arbutus and transmitting such payment to such Shareholders. Receipt of payment by the Depositary will be deemed to constitute receipt of payment thereof by persons depositing Shares. Under no circumstances will interest accrue or be paid by Arbutus or the Depositary, regardless of any delay in making such payment or otherwise.
The undersigned understands and acknowledges that each of the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any payment to any Shareholder pursuant to the Offer such amount as it is required to deduct or withhold from such payment under the Income Tax Act (Canada) (the “Tax Act”), or any provision of any applicable federal, provincial, territorial, state, local or foreign tax law, and remit such deduction or withholding amount to the appropriate government entity. To the extent that amounts are deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of the Offer as having been paid to the Shareholder to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate government entity.
The undersigned instructs Arbutus and the Depositary to issue the check for the Purchase Price for such Shares that are purchased pursuant to the Offer as indicated in Box C or D “Payment Instructions” below and mailed by first-class mail, postage prepaid, to the address indicated in Box C or D “Delivery Instructions” below unless the undersigned has elected to hold the check for pick-up in Box C “Payment Instructions” below, subject to the option of Shareholders to elect to receive the Purchase Price in Canadian dollars as described in Box H “Currency Election” below, net in each case of any applicable withholding taxes.
The undersigned understands that cash amounts will be denominated in U.S. dollars and payments of amounts owing to Shareholders whose Shares are taken up will be made in U.S. dollars; however, Shareholders may elect to receive the Purchase Price in Canadian dollars and use the Depositary’s currency exchange services to convert such payment into Canadian dollars by checking Box H “Currency Election” below, in which case such Shareholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the rate available from the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and neither the Depositary nor Arbutus or their affiliates will be responsible for any such matters.
The undersigned recognizes that all authority conferred or agreed to be conferred in this Letter of Transmittal shall survive its death or incapacity and any obligations of the undersigned under this Letter of Transmittal shall be binding upon its heirs, personal representatives, successors and assigns. Except as stated in the Offer, this tender is irrevocable.

The undersigned agrees not to vote any of the deposited Shares, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attached to any of such deposited Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to Arbutus, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of Arbutus, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to Arbutus, in respect of any such deposited Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by Arbutus as the proxyholder of the undersigned in respect of such deposited Shares or distributions consisting of securities.

BOX A
TYPE OF TENDER
CHECK ONLY ONE BOX, IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THE TENDER WILL BE DEEMED TO BE A PURCHASE PRICE TENDER.
SHARES ARE BEING TENDERED HEREBY PURSUANT TO:

☐ An Auction Tender	☐ A Purchase Price Tender	☐ A Proportionate Tender
(Complete Box G)		(Complete Box B)
BOX B PROPORTIONATE TENDER

In addition to checking “Proportionate Tender” in Box A above, this Box B MUST be completed if Shares are being tendered pursuant to a Proportionate Tender.
A Shareholder who makes a Proportionate Tender will be deemed to have agreed to sell to the Company at the Purchase Price a number of Shares that will result in the Shareholder maintaining its proportionate equity ownership in the Company following completion of the Offer. Registered Shareholders may make a Proportionate Tender and non-registered Shareholders may instruct their nominees to make a Proportionate Tender. All Shareholders who make a Proportionate Tender must indicate the total number of Shares they own below. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.2322 (rounded down to the nearest whole number of Shares). A non-registered Shareholder who wishes its nominee to make a Proportionate Tender must deposit all of its Shares.
If a non-registered Shareholder wishes to become a registered Shareholder in order to make a Proportionate Tender by depositing only a sufficient number of Shares, the Shareholder should immediately contact its investment dealer, stock broker, bank, trust company or other nominee in order to take the necessary steps to have its Shares registered in the Shareholder’s name prior to tendering Shares pursuant to the Offer. A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares to satisfy the Proportionate Tender, will be deemed to have made a Purchase Price Tender with respect to all such Shares.

Total number of Shares owned by the Shareholder:

BOX C Payment Instructions
ISSUE CONSIDERATION CHECK IN THE NAME OF:
By default, your consideration payment will be issued to your name as it appears on the company register. If you wish for your payment to be issued in another name, see Instruction 6 below.
(NAME)
(STREET NUMBER & NAME)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS))
(SOCIAL INSURANCE/SECURITY NUMBER)
(IDENTIFICATION NUMBER) U.S. residents/citizens must provide their Taxpayer Identification Number
If the funds payable in cash exceed US$25,000,000, they must be wired to you and the Depositary will contact you.

☐ MAIL CHECK TO THE ADDRESS ON RECORD (DEFAULT)
☐ MAIL CHECK TO A DIFFERENT ADDRESS (MUST COMPLETE BOX D)
☐ PAYMENT BY WIRE (MUST COMPLETE BOX L)
☐ HOLD CHECK FOR PICK-UP AT TSX TRUST COMPANY OFFICE AT 100 ADELAIDE ST, SUITE 301, TORONTO ON

BOX D Delivery Instructions
SEND CHECK TO:
(To be completed ONLY if the Consideration check to which the undersigned is entitled is to be sent to someone other than the person shown in Box C or to an address other than the address shown in Box C.)
(NAME)
(STREET NUMBER & NAME)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS))
(SOCIAL INSURANCE/SECURITY NUMBER)

BOX E ODD LOTS*

To be completed ONLY if Shares are being tendered by or on behalf of persons owning fewer than 100 Shares as of the close of business on the Expiration Date.
The undersigned either (check one):
☐
is the owner of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are tendered; or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owns an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all such Shares.

Odd Lot Holders may not tender their Shares pursuant to a Proportionate Tender.

BOX F GUARANTEED DELIVERY
CHECK HERE ☐ IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)
Name of Registered Holder
Date of Guaranteed Delivery
Name of Institution which Guaranteed Delivery

BOX G AUCTION TENDERS

In addition to checking “Auction Tender” in Box A above, this Box G MUST be completed if Shares are being tendered pursuant to an Auction Tender.
Check only ONE box to indicate the Auction Tender price. If more than one box is checked, or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shareholders (other than Odd Lot Holders) may make multiple Auction Tenders but not in respect of the same Shares. If a Shareholder wishes to tender different Shares at different prices, a separate tender instruction by way of Letter of Transmittal must be submitted for EACH such tender.
Price (in US$) per Share.

☐ $5.00	☐ $5.05	☐ $5.10	☐ $5.15	☐ $5.20	☐ $5.25	☐ $5.30	☐ $5.35
☐ $5.40	☐ $5.45	☐ $5.50	☐ $5.55	☐ $5.60	☐ $5.65	☐ $5.70	☐ $5.75
BOX H CURRENCY ELECTION

All cash payments will be made in U.S. dollars, unless Shareholders elect to use the Depositary’s currency exchange services to convert their payment into, and have such payment made, in Canadian dollars by checking the box below. If you do not check the box below, your payment will be issued in U.S. dollars.
☐   Check here if you wish to have your cash entitlement paid in Canadian dollars (C$)

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one U.S. dollar expressed in Canadian dollars will be the rate available from TSX Trust Company, in its capacity as foreign exchange service provider, on the date on which the funds are converted, which rate will be based on the prevailing market rate on such date, and (b) the risk of any fluctuations in such rate, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Shareholder. TSX Trust Company will act as principal in such currency conversion transactions. If you wish to receive your payment in Canadian dollars, this validly-completed and duly-signed Letter of Transmittal must be delivered to the Depositary together with any certificate(s) representing Shares evidenced by physical certificates.

BOX I JURISDICTION OF RESIDENCE (See Instruction 12)

The person signing Box J represents that the Shareholder:
☐   is a non-resident of Canada for the purposes of the Tax Act; or
☐   is not a non-resident of Canada for purposes of the Tax Act.
Note:
A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Tax Act or a partnership that is not a “Canadian partnership” as defined in the Tax Act. If you are uncertain as to your residency or the residency of the beneficial holder(s) of the Shares, you should consult your tax advisor.
The remainder of this Box is for non-residents of Canada only:
The Shareholder ☐ is ☐ is not a resident of a country with which Canada has entered into an income tax treaty under which the Shareholder is entitled to the full benefits provided by such treaty.
If the non-resident Shareholder is entitled to full benefits under such treaty complete the following:

Country of Residence

BOX J
SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 6)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or Direct Registration System (DRS) account statement(s) or by person(s) authorized to become registered owner(s) by certificate(s) or other instruments of transfer and other documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

Authorized Signature: Signature(s) of Shareholder or authorized representative Name(s): (Please Print)
Capacity(s):

Address:

(Include Postal Code or Zip Code)

Area Code and Telephone Number:
TIN; SSN; SIN:

Shareholders must provide their Social Insurance No.; U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete Form W-9. Non-resident Shareholder must complete Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable) where such Forms have not previously been provided or where details are no longer accurate.
Dated , 2026

BOX K GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6) Authorized Signature:
Name(s): (Please Print)
Title:
Name of Firm:
Address:
(Include Postal Code or Zip Code)
Area Code and Telephone Number:
Dated , 2026

BOX L WIRE PAYMENT
*PLEASE NOTE THAT THERE IS A $100 BANKING FEE DEDUCTED ON WIRE PAYMENTS. ALTERNATIVELY, CHECK PAYMENTS ARE ISSUED AT NO ADDITIONAL COST.
*IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, TSX TRUST COMPANY WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHECK WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED.
Please provide email address and phone number in the event that we need to contact you for corrective measures:
EMAIL ADDRESS:	PHONE NUMBER:
**Beneficiary Name(s) that appears on the account at your financial institution — this MUST be the same name and address that your shares are registered to

**Beneficiary Address (Note: PO Boxes will not be accepted) **City	**Province/State	**Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address **City	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES
**Bank Account No.	Bank No. & Transit No. (Canadian Banks)	ABA/Routing No. (US Banks)

(3 digits & 5 digits) (9 digits)
SWIFT or BIC Code	IBAN Number	Sort Code (GBP)

(11 characters — if you only have eight, put ‘XXX’ for the last three)
Additional Notes and special routing instructions:
** Mandatory fields

INSTRUCTIONS
Forming Part of the Terms of the Offer
1.   Guarantee of Signatures.
No signature guarantee is required if:
(a)
this Letter of Transmittal is signed by the registered Shareholder exactly as the name of the registered holder appears on the Shareholder’s Direct Registration System (DRS) account statement or on the certificate deposited with this Letter of Transmittal and payment and delivery are to be made directly to such registered holder pursuant to Box C above; or

(b)
such Shares are deposited for the account of a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box K “Guarantee of Signature(s)”. See Instruction 6.
2.   Delivery of Letter of Transmittal and Certificates — Guaranteed Delivery Procedures.
A properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date, by each registered Shareholder tendering Shares, including the certificate(s) evidencing any Shares that are represented by physical certificates rather than being held through the Direct Registration System (DRS).
Shareholders whose shares are represented by physical certificates and whose certificates are not immediately available or who cannot deliver certificates for Shares represented by physical certificates and all other required documents to the Depositary by the Expiration Date, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery in the form provided (or an executed facsimile thereof) by the Company through the Depositary (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary by the Expiration Date, which must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in Section 5 of the Offer, “Procedure for Depositing Shares”. Pursuant to such guaranteed delivery procedure, the certificates for all tendered Shares which are evidenced by physical share certificates (rather than being held through the Direct Registration System (DRS)), as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) or Book-Entry Confirmation or Agent’s Message in lieu thereof, relating to such Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario office of the Depositary on or before 5:00 p.m. (New York City time) on the first trading day on the Nasdaq Global Select Market after the Expiration Date.
The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by email transmission to the Toronto office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.
Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, together with the certificates evidencing such Shares in the case of Shares represented by physical certificates, with signatures that are guaranteed if so required, and any other documents required by the

Letter of Transmittal or, in the case of a book-entry transfer, a Book- Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC).
The tender information specified in a Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently deposited.
The method of delivery of certificates representing Shares that are evidenced by physical certificates and all other required documents is at the option and risk of the depositing Shareholder. If certificates representing Shares are to be sent by mail, registered mail, properly insured, is recommended, and it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Delivery of a certificate representing Shares will only be considered made upon actual receipt of such certificate representing such shares by the Depositary.
Under no circumstances will interest be paid by Arbutus by reason of any delay in making payment to any person using the guaranteed delivery procedures, including without limitation any delay arising because the Shares to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Shares is not made until after the date the payment for the deposited Shares accepted for payment pursuant to the Offer is to be made by Arbutus.
Arbutus will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by the Offer. All tendering Shareholders, by execution of this Letter of Transmittal and delivery of it in the manner prescribed herein, waive any right to receive any notice of the acceptance of their deposit.
3.   Inadequate Space.
If the space provided in any Box is inadequate, attach a separate signed document to this Letter of Transmittal.
4.   Indication of Type of Tender and Indication of Price.
(a)
For Shares to be validly tendered, a Shareholder must indicate in Box A “Type of Tender” above whether he or she is tendering Shares pursuant to an Auction Tender (Box G “Auction Tenders”), a Purchase Price Tender or a Proportionate Tender (Box B “Proportionate Tender”).

(b)
Only one box in Box A “Type of Tender” may be checked. If more than one box is checked, or if no box is checked, the Shareholder will be deemed to have made a Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer and the Circular, pursuant to Auction Tenders at more than one price. Shareholders may not include the same Shares pursuant to more than one method of tender or pursuant to an Auction Tender at more than one price. Shareholders who desire to tender different Shares at more than one price under an Auction Tender must complete a separate Letter of Transmittal (or make a separate electronic book-entry confirmation) for each price at which Shares are tendered. Shareholders may deposit some of their Shares pursuant to an Auction Tender and deposit different Shares pursuant to a Purchase Price Tender. Shareholders who make an Auction Tender and/or a Purchase Price Tender cannot deposit Shares in a Proportionate Tender. Shareholders who deposit Shares in a Proportionate Tender may not make an Auction Tender or a Purchase Price Tender.

(c)
For Shares to be validly tendered pursuant to an Auction Tender, a Shareholder must check the box indicating the price per Share at which he or she is tendering Shares under Box G “Auction Tenders”. Only one box in Box G may be checked. If more than one box is checked, or if no box is checked, the Shareholder will be deemed to have made a Purchase Price Tender. Shareholders (other than Odd Lot Holders) may make multiple Auction Tenders but not in respect of the same Shares. If a Shareholder wishes to tender different Shares at different prices, a separate tender instruction by way of Letter of Transmittal (or Book-Entry Confirmation or Agent’s Message as the case may be) must be submitted for each such tender. The same Shares cannot be tendered

(unless previously withdrawn as provided in Section 6 of the Offer, “Withdrawal Rights”) pursuant to Auction Tenders at more than one price.
(d)
No price can be specified by a Shareholder making a Purchase Price Tender or a Proportionate Tender. If a Shareholder checks “Purchase Price Tender” or “Proportionate Tender” under Box A “Type of Tender” and indicates a price per Share in Box G “Auction Tenders”, there is no proper tender of Shares.

(e)
For Shares to be properly tendered pursuant to a Proportionate Tender, the Shareholder must complete Box B “Proportionate Tender” on this Letter of Transmittal indicating the total number of Shares they own. A registered Shareholder who makes a Proportionate Tender must deposit either all of its Shares or a sufficient number of Shares to satisfy the Shareholder’s Proportionate Tender. This number of Shares can be calculated by multiplying the total number of Shares owned by the Shareholder by 0.2322 (rounded down to the nearest whole number of Shares). A non-registered Shareholder who wishes its nominee to make a Proportionate Tender must deposit all of its Shares. If a non-registered Shareholder wishes to become a registered Shareholder in order to make a Proportionate Tender by depositing only a sufficient number of Shares, the Shareholder should immediately contact its investment dealer, stock broker, bank, trust company or other nominee in order to take the necessary steps to have its Shares registered in the Shareholder’s name prior to tendering Shares pursuant to the Offer. A Shareholder who makes an invalid Proportionate Tender, including by tendering an insufficient number of Shares to satisfy the Proportionate Tender, will be deemed to have made a Purchase Price Tender with respect to all such Shares.

5.   Partial Deposits and Unpurchased Shares.
If fewer than all of the Shares evidenced by any certificate, in the case of Shares represented by physical certificates, are to be tendered pursuant to an Auction Tender or a Purchase Price Tender, fill in the number of Shares which are to be deposited in the column entitled “Number of Shares Deposited”.
All Shares represented by any certificate(s) listed and delivered to the Depositary are deemed to have been deposited unless otherwise indicated. For all Proportionate Tenders, a new certificate for the portion of the Shares represented by physical certificates that are not purchased pursuant to the Offer will be sent to the registered address on record unless otherwise indicated under Box C “Payment Instructions” or Box D “Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the Expiration Date.
6.   Signatures on Letter of Transmittal, Stock Transfer Powers and Endorsements.
(a)
If this Letter of Transmittal is signed by the registered holder(s) of the Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Direct Registration System (DRS) account statement or certificate without any change whatsoever.

(b)
If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

(c)
If any deposited Shares are registered in different names on several Direct Registration System (DRS) account statements or certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimile of it) as there are different registrations of certificates.

(d)
When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, whether represented by one or more physical certificates or Direct Registration System (DRS) statements, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or for Shares not tendered by the undersigned or not purchased by the Company, are to be issued or delivered, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of any certificate(s) or Direct Registration System (DRS) accounts listed, this Letter of Transmittal must be endorsed or accompanied by the certificate(s), if any, and by appropriate stock powers, signed exactly as the name(s) of the registered owner(s)

appear(s) on the certificate or Direct Registration System (DRS) account statement, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.
(e)
If this Letter of Transmittal or any certificates or stock transfer powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Arbutus of their authority so to act.

7.   Odd Lots.
As described in Section 3 of the Offer, “Number of Shares, Proration and Proportionate Tenders”, if Arbutus is to purchase less than all Shares tendered pursuant to Auction Tenders and Purchase Price Tenders by the Expiration Date, the Shares purchased first will consist of all Shares so tendered by any Shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of its Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. This preference will not be available unless Box E “Odd Lots” is completed. Proportionate Tenders or partial tenders will not be accepted from Odd Lot Holders.
8.   Special Payment Instructions.
Complete Box D if checks or new certificates (in the case of shares represented by physical certificates) are to be sent to someone other than the undersigned.
If a check in payment for Shares (in the case of shares represented by physical certificates) tendered or new certificates are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, Box C “Hold for Pick-Up” on this Letter of Transmittal must be completed.
The undersigned may elect to receive payment for shares tendered via a wire transfer instead of a check, by completing Box L — “Wire Payment”.
9.   Lost Certificates
If a certificate for Shares that are represented by one or more physical certificates has been lost, destroyed, mutilated or misplaced, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, destruction, mutilation or misplacement (and the certificate representing the Shares in the case of mutilated certificates) to the Depositary at its office in Toronto, Ontario. The Depositary will forward such documentation to the transfer agent and registrar for the Shares so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or misplaced, the foregoing action must be taken sufficiently in advance of the Expiration Date in order to obtain a replacement certificate in sufficient time to permit the Shares represented by the replacement certificate to be deposited to the Offer prior to the Expiration Date.
10.   Irregularities.
All questions as to the number of Shares to be taken up, the price to be paid therefor, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Shares will be determined by Arbutus, in its sole discretion, which determination shall be final and binding on all parties. Arbutus reserves the absolute right to reject any deposits of Shares determined by it not to be in proper form or completed in accordance with the instructions in the Offer and in this Letter of Transmittal or the acceptance for payment of or payment for which may, in the opinion of Arbutus’s counsel, be unlawful. Arbutus also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the deposit of any particular Shares and Arbutus’s interpretation of the terms of the Offer (including the instructions in the Offer and this Letter of Transmittal) will be final and binding on all parties. No individual deposit of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as Arbutus shall determine. None of Arbutus, the Depositary, the

Information Agent, the Dealer Manager nor any other person is or will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. Arbutus’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding.
11.   Questions and Requests for Assistance and Additional Copies.
Questions and requests for assistance and additional copies of the Offer, the Circular, the Notice of Guaranteed Delivery and this Letter of Transmittal may be directed to the Depositary, the Information Agent, the Dealer Manager or your broker, dealer, commercial bank, or trust company.
The Depositary for the Offer is:
TSX Trust Company

100 Adelaide Street West, Suite 301
Toronto, Ontario, M5H 4H1
Telephone: (416) 682-3860
Toll Free: 1-800-387-0825
Email: tsxt-corpact@tmx.com
Registered Mail, Hand or Courier
TSX Trust Company
301-100 Adelaide Street West
Toronto, Ontario M5H 4H1
Attention: Corporate Actions

12.   Jurisdiction of Residence.
Each Shareholder depositing Shares to the Depositary must represent as to whether or not such Shareholder is a non-resident of Canada for purposes of the Tax Act by completing Box I “Jurisdiction of Residence”.
13.   Form W-9.
Each Shareholder that is a “United States person” for U.S. federal income tax purposes (each, a “U.S. Shareholder”) depositing Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number (“TIN”) (generally the Shareholder’s social security number or federal employer identification number) and certain other information, on Form W-9, which is attached to this Letter of Transmittal. Failure to timely provide a correct TIN on the form may subject the depositing Shareholder to U.S. federal backup withholding tax on the gross amount of any payments made to the U.S. Shareholder and, in certain cases, penalties.
14.   Currency of Payment.
All amounts payable under the Offer will be paid in U.S. dollars; however, Shareholders can elect to use the Depositary’s currency exchange services to convert such payment into Canadian dollars by checking Box H “Currency Election”.
The exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the rate available from the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and neither the Depositary nor Arbutus or their affiliates will be responsible for any such matters.

15.   Forms NR-301, NR-302 and NR-303
If the non-resident Shareholder is the beneficial owner of the tendered Shares and has not previously filed a Form NR-301, NR-302 or NR-303, as applicable, or where the non-resident Shareholder’s details on such previously filed form have changed, the non-resident Shareholder must complete Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable). Non-resident Shareholders who do not properly complete and provide a Form NR-301 (or, in the case of a partnership or hybrid entity, Form NR-302 or NR-303, as applicable), will be assumed to be subject to 25% Canadian non-resident withholding tax rate on any relevant amounts.
16.   Privacy Notice.
TSX Trust Company is committed to protecting your personal information. In the course of providing services to you and TSX Trust Company’s corporate clients, TSX Trust Company receives non-public personal information about you from transactions TSX Trust Company performs for you, forms you send TSX Trust Company, other communications TSX Trust Company has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. TSX Trust Company uses this to administer your account, to better serve you and TSX Trust Company’s clients’ needs and for other lawful purposes relating to TSX Trust Company’s services. TSX Trust Company has prepared a Privacy Policy to tell you more about TSX Trust Company’s information practices and how your privacy is protected, which can be obtained by sending a written request to TSX Trust Company at 301 — 100 Adelaide St W, Toronto, Ontario, M5H 4H1. TSX Trust Company will use the information you are providing in order to process your request and will treat your signature(s) as your consent to the TSX Trust Company doing so.
IMPORTANT: This Letter of Transmittal or manually signed photocopy of it (together with certificates for Shares (in the case of shares represented by physical certificates) and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Date unless Shares are properly tendered by a Book- Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC) on or before the Expiration Date.
The following is a summary only of certain U.S. tax considerations. Shareholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.
IMPORTANT U.S. TAX INFORMATION FOR U.S. SHAREHOLDERS
In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depositary with such Shareholder’s TIN (i.e., Social Security Number or Employer Identification Number), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Form W-9 included in this Letter of Transmittal. If a U.S. Shareholder does not provide such Shareholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 U.S. dollars on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding, currently at a rate of 24%. All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to Arbutus and the Depositary).
Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Shareholder upon filing a U.S. federal income tax return.
Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are generally not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should indicate their exempt status on the Form W-9. Shareholders are urged to consult their tax advisors to determine whether they are exempt from backup withholding and associated reporting requirements.
ALL U.S. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE HOW THE FOREGOING BACKUP WITHHOLDING AND REPORTING REQUIREMENTS APPLY TO THEM WITH REGARD TO THEIR PARTICULAR CIRCUMSTANCES.

Form W-9(Rev. March 2024)Request for Taxpayer Identification Number and CertificationDepartment of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information.Give form to the requester. Do not send to the IRS.Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.Print or type. See Specific Instructions on page 3.1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)2 Business name/disregarded entity name, if different from above.3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.Other (see instructions) 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . .4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):Exempt payee code (if any)Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any)(Applies to accounts maintained outside the United States.)5 Address (number, street, and apt. or suite no.). See instructions.6 City, state, and ZIP codeRequester’s name and address (optional)7 List account number(s) here (optional)Part I Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.Social security number– –orEmployer identification number –Part II CertificationUnder penalties of perjury, I certify that:1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and3. I am a U.S. citizen or other U.S. person (defined below); and4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign HereSignature of U.S. person DateGeneral InstructionsSection references are to the Internal Revenue Code unless otherwise noted.Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.What’s NewLine 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).Purpose of FormAn individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because theyCat. No. 10231X Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2 must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.• Form 1099-INT (interest earned or paid).• Form 1099-DIV (dividends, including those from stocks or mutual funds).• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).• Form 1099-NEC (nonemployee compensation).• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).• Form 1099-S (proceeds from real estate transactions).• Form 1099-K (merchant card and third-party network transactions). • Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).• Form 1099-C (canceled debt).• Form 1099-A (acquisition or abandonment of secured property).Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);2. Certify that you are not subject to backup withholding; or3. Claim exemption from backup withholding if you are a U.S. exempt payee; and4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:• An individual who is a U.S. citizen or U.S. resident alien;• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;• An estate (other than a foreign estate); or• A domestic trust (as defined in Regulations section 301.7701-7). Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.2. The treaty article addressing the income.3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.4. The type and amount of income that qualifies for the exemption from tax.5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.Backup WithholdingWhat is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester;2. You do not certify your TIN when required (see the instructions for Part II for details);3. The IRS tells the requester that you furnished an incorrect TIN;4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3 Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.What Is FATCA Reporting?The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.Updating Your InformationYou must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.PenaltiesFailure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.Specific InstructionsLine 1You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.• Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.• Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.• Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.• Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.• Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. Forexample, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.Line 3aCheck the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.IF the entity/individual on line 1 is a(n) . . .THEN check the box for . . .• Corporation Corporation.• Individual or • Sole proprietorshipIndividual/sole proprietor.• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporationLimited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.• Partnership Partnership.• Trust/estate Trust/estate.Line 3bCheck this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.Line 4 ExemptionsIf you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.Exempt payee code.• Generally, individuals (including sole proprietors) are not exempt from backup withholding.• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.
• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4 2—The United States or any of its agencies or instrumentalities.3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.5—A corporation.6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.7—A futures commission merchant registered with the Commodity Futures Trading Commission.8—A real estate investment trust.9—An entity registered at all times during the tax year under the Investment Company Act of 1940.10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581.12—A middleman known in the investment community as a nominee or custodian.13—A trust exempt from tax under section 664 or described in section 4947.The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.IF the payment is for . . . THEN the payment is exempt for . . .• Interest and dividend payments All exempt payees except for 7.• Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.• Barter exchange transactions and patronage dividendsExempt payees 1 through 4.• Payments over $600 required to be reported and direct sales over $5,0001Generally, exempt payees 1 through 5.2• Payments made in settlement of payment card or third-party network transactionsExempt payees 1 through 4.1 See Form 1099-MISC, Miscellaneous Information, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.G—A real estate investment trust.H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.I—A common trust fund as defined in section 584(a).J—A bank as defined in section 581.K—A broker.L—A trust exempt from tax under section 664 or described in section 4947(a)(1).M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.Line 5Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.Line 6Enter your city, state, and ZIP code.Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5 Part II. CertificationTo establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.Signature requirements. Complete the certification as indicated in items 1 through 5 below.1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect
TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.What Name and Number To Give the RequesterFor this type of account: Give name and SSN of: 1. Individual The individual2. Two or more individuals (joint account) other than an account maintained by an FFIThe actual owner of the account or, if combined funds, the first individual on the account13. Two or more U.S. persons (joint account maintained by an FFI)Each holder of the account 4. Custodial account of a minor (Uniform Gift to Minors Act)The minor25. a. The usual revocable savings trust (grantor is also trustee)The grantor-trustee1b. So-called trust account that is not a legal or valid trust under state lawThe actual owner16. Sole proprietorship or disregarded entity owned by an individualThe owner37. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**The grantor*For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an individualThe owner9. A valid trust, estate, or pension trust Legal entity4 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553The corporation11. Association, club, religious, charitable, educational, or other tax-exempt organizationThe organization12. Partnership or multi-member LLC The partnership13. A broker or registered nominee The broker or nominee14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program paymentsThe public entity15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**The trust1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.2 Circle the minor’s name and furnish the minor’s SSN.3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) * Note: The grantor must also provide a Form W-9 to the trustee of the trust.** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.To reduce your risk:• Protect your SSN,• Ensure your employer is protecting your SSN, and • Be careful when choosing a tax return preparer.If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6 Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.Privacy Act NoticeSection 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

Protected B when completedNR301Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person(NOTE: Partnerships should use Form NR302 and hybrid entities should use Form NR303)Use this form if you are a non-resident taxpayer resident in a country that Canada has a tax treaty with and you are eligible to receive the reduced rate of tax or exemption provided by the treaty on all or certain income and you:• receive income subject to Part XIII withholding tax, such as investment income, pension, annuities, royalties, and estate or trust income, and the withholding tax rate is reduced by the tax treaty, or• are completing forms T2062, Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Taxable Canadian Property or T2062A, Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Canadian Resource or Timber Resource Property, Canadian Real Property (Other Than Capital Property), or Depreciable Taxable Canadian Property to request a certificate of compliance for the disposition of treaty protected property, or• derive income of any kind through a partnership or hybrid entity and it asks you to complete Form NR301 to support a declaration by the partnership or hybrid entity.Please refer to the instruction pages for more information.Part 1. Legal name of non-resident taxpayer (for individuals: first name, last name)Part 2. Mailing address: P.O. box, apt no., street no., street name and cityState, province or territory Postal or zip code CountryPart 3. Foreign tax identification numberPart 4. Recipient typeIndividual Corporation TrustPart 5. Tax identification numberEnter your Canadian social insurance number or Canadian individual tax number, if you have one:Enter the corporation's Canadian business number, if it has one:Enter the trust's Canadian account number, if it has one:R C TPart 6. Country of residence for treaty purposesPart 7. Type of income for which the non-resident taxpayer is making this declarationInterest, dividends, and/or royaltiesPart 8. Certification and undertakingTrust income Other – specify income type orindicate "all income" • I certify that the information given on this form is correct and complete.• I certify that I am, or the non-resident taxpayer is, the beneficial owner of all income to which this form relates.• I certify that to the best of my knowledge and based on the factual circumstances that I am, or the non-resident taxpayer is, entitled to the benefits of the tax treaty between Canada and the country indicated in part 6 on the income listed in part 7.• I undertake to immediately notify whoever I am submitting this form to (whether it is the payer, agent or nominee, CRA, or the partnership or hybrid entity through which the income is derived) of any changes to the information provided on this form.Signature of non-resident taxpayer or authorized personName of authorized person (print) Position/title of authorizedTelephone number Date (YYYY/MM/DD)Expiry date – For Part XIII tax withholding purposes, this declaration expires when there is a change in the taxpayer's eligibility for treaty benefits or three years from the end of the calendar year in which this form is signed and dated, whichever is earlier.The CRA collects personal information under the Income Tax Act to verify compliance with obligations related to withholding, remitting, and reporting Part XIII tax. The CRA may also use it for any other purpose related to administering or enforcing the Act such as compliance and collection activities. The CRA may share or verify the information with other federal, provincial, territorial, or foreign government institutions only when authorized by law. Not providing this information may result in interest charges, or penalties. Personal information is protected under the Privacy Act, and individuals have a right to file a complaint with the Privacy Commissioner of Canada regarding our handling of their information. Within the limitations set out in the Privacy Act, individuals have a right to access or correct their personal information. Personal information is described in CRA PPU 094 in Info Source at canada.ca/cra-info-source.NR301 E (13) (Ce formulaire est disponible en français.)

Do not use this form:• to support exemptions from tax under Article XXI of the Canada-U.S. tax treaty. You must apply to the CRA for a Letter of Exemption. Refer to guide T4016, Exempt U.S. Organizations – Under Article XXI of the Canada-United States Tax Convention.• to support exemptions under a tax treaty that does not tax pension income if the total amount received from all payers is less than a certain threshold amount, or in other situations where Form NR5, Application by a non-resident of Canada for a reduction in the amount of non-resident tax required to be withheld, is applicable. See guide T4061, NR4 – Non-resident tax withholding, remitting, and reporting for more information on pension exemptions. In these cases, you have to file Form NR5 to receive a letter authorizing a reduction in withholding tax on pension income.• to support exemptions from Part XIII withholding tax that are provided for in the Income Tax Act, such as fully exempt interest as defined in subsection 212(3); to support arm's length interest payments that are not captured by paragraph 212(1)(b); or to support reductions of the Part XIII withholding tax on rental income when the non-resident makes an election under Section 216. In these circumstances, the exemption or reduction is in the Income Tax Act rather than in one of Canada's tax treaties.Business profits and disposition gainsFor exemptions pertaining to services provided in Canada, including those provided by artists and athletes who are exempt from tax under atax treaty, see Non-residents rendering services in Canada or Film Advisory Services at cra.gc.ca/tx/nnrsdnts/flm/menu-eng.html. These pages contain links to information for non-residents, including how to apply for a waiver of withholding tax. You may need to attach Form NR302, Declaration of eligibility for benefits (reduced tax) under a tax treaty for a partnership with non-resident partners or NR303, Declaration of eligibility for benefits (reduced tax) under a tax treaty for a hybrid entity to an application for a waiver in certain circumstances, such as when the applicant for the waiver is a partnership or hybrid entity. The payer of income for services provided in Canada must withholdtax on these payments unless the non-resident provides the payer with a copy of a tax waiver or reduction issued by the CRA for those services.For exemptions pertaining to dispositions of taxable Canadian property, see Disposing of or acquiring certain Canadian property atcra.gc.ca/nrdispositions/. Vendors and purchasers will find information on filing forms T2062, T2062A, and T2062C on this page.Generally, the purchaser of taxable Canadian property has to withhold tax on the purchase price unless the vendor receives a certificate of compliance from the CRA, or other rules apply.Information and instructions for the non-resident taxpayerPart XIII taxPart XIII tax is a withholding tax imposed on certain amounts paid or credited to non-residents of Canada. Subject to certain exceptions specified in the law, the rate of Part XIII tax is generally 25%. However, an income tax treaty between Canada and another country may provide for complete exemption from Part XIII tax or may reduce its rate.It is the payer's responsibility to withhold and remit Part XIII tax at the appropriate rate and the payer is liable for any deficiency. For this reason, the payer may request a completed Form NR301 or equivalent information before applying a reduced rate of withholding tax. Without Form NR301, the payer may not be satisfied of your entitlement to treaty benefits for the application of less than the full 25% Part XIII tax rate.Foreign tax identification numberEnter the tax identification number that you use, if you have one, in your country of residence. For individuals who are resident in the United States, this is your social security number.Recipient typeTick the appropriate type of non-resident taxpayer.A foreign partnership that is treated as fiscally transparent under the laws of a foreign country, resulting in the partners paying tax on the partnership's worldwide income, should use Form NR302 to claim treaty benefits the partners are entitled to.Hybrid entities (see "Amounts derived through hybrid entities" below) should use Form NR303 if they are considered "fiscally transparent" by a country that Canada has a tax treaty with and that treaty contemplates extending treaty benefits for income derived through the entity to the residents of that country who have an interest in the entity (e.g., see paragraph 6 of Article IV of the Canada-U.S. tax treaty). A foreign entity that is taxed as a corporation on its worldwide income under the laws of the foreign country completes Form NR301.For other entity types, such as government entities and professional unincorporated associations, go to the CRA website atcra.gc.ca/formspubs/frms/nr301-2-3-eng.html. Canadian tax numberProvide a Canadian tax number, if you have one.Country of residenceIndicate your country of residence. You must be a resident of the country as defined in the tax treaty between Canada and that country. For more information, consult the publication Income Tax Technical News No. 35 at cra-arc.gc.ca/E/pub/tp/itnews-35/, published February 26, 2007.Type of incomeEnter the types of income being paid for which you are eligible for tax treaty benefits (such as an exemption from tax in Canada or a reduced withholding tax rate).Note: Income, including interest and dividend income, paid by a trust (other than a deemed dividend paid by a SIFT trust to which subsection 104(16) applies) to a non-resident is considered "trust income" under the Income Tax Act and Canada's tax treaties.Some tax treaties only reduce the Part XIII withholding tax on specific income types, such as interest or trust income, if the amount is taxable in the non-resident taxpayer's country of residence. To check if this applies to the income you receive, go to the Department of Finance website at fin.gc.ca/treaties-conventions/treatystatus_-eng.asp, or try the non-resident tax calculator at cra.gc.ca/partxiii-calculator/. For example,the Canada-United Kingdom tax treaty contains such a provision in paragraph 2 of Article 27.NR301 E (13)

Limitation on benefitsLimitation on benefits provisions prevent the unintended use of treaties by residents of a third country. Tax treaty benefits will be refused if any applicable limitation on benefits provision is not satisfied.For example, Article XXIX-A of the Canada-U.S. tax treaty generally restricts full treaty benefits to "qualifying persons" as defined in that article. U.S. resident individuals are "qualifying persons." Corporations, trusts, and other organizations resident in the United States should consult the tax treaty article to find out if they meet the criteria. The document "CRA guidelines for taxpayers requesting treaty benefits pursuant to paragraph 6 of article XXIX A of the Canada-U.S. Tax Convention" at cra.gc.ca/tx/nnrsdnts/rtcl29-eng.html, provides the Canada-U.S. tax treaty in Appendix II and information for those whodo not meet the criteria.Certification and undertakingThis area should be completed and signed by:• the non-resident taxpayer in the case of an individual;• an authorized officer in the case of a corporation;• the trustee, executor, or administrator if the person filing the form is a trust;• an authorized partner in the case of a partnership.A non-resident who does not satisfy the requirements of the limitation on benefits provisions, if any, contained in the tax treaty will not be entitled to all the benefits of the tax treaty. By signing this form you are certifying that the non-resident is entitled to a reduced rate of tax under a tax treaty.During an audit or review, or while processing a related request, the CRA may ask you for more information to support the tax treaty benefit you claimed.Change in circumstancesIf a change in circumstances makes any information on the form incorrect, notify the payer immediately and fill out a new form.Amounts derived through hybrid entitiesA hybrid entity is in general a foreign entity (other than a partnership) whose income is taxed at the beneficiary, member, or participant level. For example, the United States resident members/owners of a Limited Liability Company (that is treated as a fiscally transparent entity under U.S. tax laws) may be entitled to treaty benefits if all the conditions in paragraph 6 of Article IV of the Canada-U.S. treaty are met. Under paragraph 6, an amount of income, profit or gain is considered to be derived by a resident of the United States if;1) the amount is derived by that person through an entity (other than an entity that is a resident of Canada), and2) by reason of that entity being considered fiscally transparent under U.S. tax laws, the treatment of the amount under U.S. tax laws is the same as it would be if that amount had been derived directly by that person. Paragraph 7 of Article IV contains additional restrictions on this look-through provision.Entities that are subject to tax, but whose tax may be relieved under an integrated system, are not considered hybrid entities.Where do I send this form?Depending on your circumstances, send this form to one of the three areas noted below.• If you receive income subject to Part XIII tax from a Canadian payer, or from an agent, nominee, or other financial intermediary who requested that you complete this form, send this form and your completed worksheets directly to the person who requested it, to reduce the Part XIII withholding tax on income being paid to you.• If you derive income through a partnership or hybrid entity, and that partnership or hybrid entity asked you to complete Form NR301, send it to that partnership or hybrid entity.• If requesting a certificate of compliance for the disposition of treaty-protected property, send this form, along with forms T2062 or T2062A, to the CRA according to the instructions on those forms.Agents and nominees, or financial intermediariesIf you are an agent or nominee providing financial intermediary services as a part of a business, you should collect Form NR301, NR302, or NR303, or equivalent information, from the beneficial owner. See the instructions in Information Circular 76-12, Applicable rate of part XIII tax on amounts paid or credited to persons in countries with which Canada has a tax convention, and published updates to this information on the CRA website, for the suggested format to use for submitting the information to the Canadian payer or withholding agent. If you are an agent or nominee providing financial intermediary services as part of a business and you pay another agent or nominee amounts for non-resident beneficial owners, collect an agent/nominee certification from them as described in Information Circular 76-12 and published updates.NR301 E (13)

Instructions for payersTo determine the appropriate reduced rate of withholding, see the relevant Canadian tax treaty on the Department of Finance website atfin.gc.ca/treaties-conventions/treatystatus_-eng.asp, or try the non-resident tax calculator at cra.gc.ca/partxiii-calculator/. Do not apply a reduced rate of withholding in the following circumstances:• the non-resident taxpayer has not provided Form NR301 or equivalent information and you are not sure if the reduced rate applies;• the form is incomplete (see note below);• a tax treaty is not in effect with the taxpayer's country of residence; or• you have reason to believe that the information provided in this declaration is incorrect or misleading.Note: The foreign and Canadian tax number fields may be blank because not all non-residents will have these tax numbers.Expiry dateFor Part XIII tax withholding purposes, this declaration expires when there is a change in the taxpayer's eligibility for the declared treaty benefits or three years from the end of the calendar year in which the form is signed and dated, whichever is earlier. For example, if the taxpayer's mailing address has changed to a different country, you should ask the taxpayer for a revised Form NR301.If you need more information, see Part XIII withholding tax at cra.gc.ca/tx/nnrsdnts/pyr/prtxiii/wthhldng/menu-eng.html and select Beneficial ownership or Rates for part XIII tax.

Deliver the completed and signed Letter of Transmittal To:
Tenders via Email: (only available to DRS/book-entry shareholders)
tsxt-corpact@tmx.com
Tenders via In-Person, Courier, Registered Mail:
301-100 Adelaide Street West Toronto, Ontario M5H 4H1 Attention: Corporate Actions
Inquiries
North American Toll Free: 1-800-387-0825 Telephone: 1-416-682-3860
Any questions or requests for assistance may be directed to the Depositary at the address and telephone number set forth above. Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary. Manually executed photocopies of this Letter of Transmittal will be accepted. Shareholders may also contact their investment dealer, stock broker, commercial bank, trust company or other nominee for assistance concerning the Offer.